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                         HARTFORD'S ORGANIZATIONAL LIST

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The Hartford Financial Services Group, Inc. (Delaware) (1)
         Hartford Investment Management Company (Delaware) (2)
                  Hartford Investment Services, Inc. (Connecticut) (2)
         Trumbull Finance, L.L.C. (Connecticut) (2)
         New Ocean Insurance Company, Ltd. (Bermuda)
         The Hartford Bank, FSB (Federal) (2)
         Nutmeg Insurance Company (Connecticut)
                  Hartford Management, Ltd. (Bermuda) (1)
                           Hartford Insurance, Ltd. (Bermuda)
                  BMG Capital Advisors, L.L.C. (Connecticut) (2)
                  Trumbull Services, L.L.C. (Connecticut) (2)
                           Trumbull Recovery Services, Inc. (Florida) (2)
                           United Premium Capital, L.L.C. (Connecticut) (50%) (2)
                           CCS Commercial, L.L.C. (Delaware) (50%) (2)
                  Hart Re Group, L.L.C. (Connecticut) (1)
                           HARTRE Company, L.L.C. (Connecticut)
                           Sentinel Insurance Company, Ltd. (Connecticut)
                           Fencourt Reinsurance Company, Ltd. (Bermuda)
         Hartford Fire Insurance Company (Connecticut)
                  Hartford Fire International, Ltd. (Connecticut) (3)
                  Hartford Fire International (Germany) GMBH (West Germany) (3) (4)
                  Hartford Re Spain Correduria de Reaseguros S.A. (Spain) (3)
                  Hartford Lloyd's Insurance Company (Partnership) (Texas)
                  Hartford Accident and Indemnity Company (Connecticut)
                           Pacific Insurance Company, Limited (Connecticut)
                           Hartford Re Company (Connecticut)
                           Four Thirty Seven Land Company Inc. (Delaware) (2) (5)
                  Hartford Life, Inc. (Delaware) (1)
                           Hartford Life Insurance KK (Japan)
                           Hartford Life and Accident Insurance Company (Connecticut)
                                    International Corporate Marketing Group, Inc. (Connecticut) (2)
                                            The Evergreen Group, Inc. (New York) (2)
                                    PLANCO Incorporated (Pennsylvania) (2)
                                    PLANCO Financial Services, Inc. (Pennsylvania) (2)
                                    Hart Life Insurance Company (Connecticut)
                                    Hartford Financial Services Life Insurance Company (Connecticut)
                                    Hartford Life Insurance Company (Connecticut)
                                            Servus Life Insurance Company (Connecticut)
                                            Hartford International Life Reassurance Corporation (Connecticut)
                                            Hartford Life and Annuity Insurance Company (Connecticut)
                                                     Hartford Life, Ltd. (Bermuda)
                                    American Maturity Life Insurance Company (Connecticut) (60%)
                                            AML Financial, Inc. (Connecticut) (2)
                                    Hartford Financial Services, LLC  (Delaware) (1)
                                            Hartford Equity Sales Company, Inc. (Connecticut) (2)
                                            Hartford Securities Distribution Company, Inc. (Connecticut) (2)
                                            HARTFORD-COMPREHENSIVE EMPLOYEE BENEFIT
                                                     SERVICE COMPANY (Connecticut) (2)
                                            HL Investment Advisors, LLC (Connecticut) (2)
                                                     Hartford Investment Financial Services Company (Delaware) (2)
                                                     Hartford Investments Canada Corp. (Canada) (2)
                                    Nutmeg Life Insurance Company (Iowa)
                                    ISOP Financing Company Limited Partnership (Connecticut) (2) (6)
                                    Hartford Life International, Ltd. (Connecticut) (1)
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                                            Hartford Seguros, S.A. de C.V. (Mexico) (80%)
                                            Hartford Fianzas, S.A. de C.V. (Mexico) (80%)
                                            ICATU Hartford Seguros S.A. (Brazil) (45%)
                                                     ICATU Hartford Fundo de Pensao (Brazil) (2)
                                                     ICATU Hartford Capitalizacao S.A. (Brazil) (2)
                                                              Brazilcap Capitalizacao S.A. (Brazil) (17%) (2)
                                                              FEDCAP Capitalizacao S.A. (Brazil) (25%) (2)
                                                     ICATU Hartford Administracao de Beneficios LTDA (Brazil) (3)
                                            Sudamericana Holding S.A. (Argentina) (1) (7)
                                                     Galicia Vida Compania de Seguros S.A. (Argentina) (40%)
                                                              ITT Hartford Seguros de Vida S.A. (Uruguay) (8)
                                                     Instituto de Salta Compania de Seguros de Vida
                                                          S.A. (Argentina) (90%)
                                                     Hartford Seguros de Vida S.A. (Argentina)
                                                     Hartford Seguros de Retiro S.A. (Argentina)
                                                     Galicia Retiro Compania de Seguros S.A. (Argentina)
                                                     Thesis S.A. (Argentina) (3)
                                                     Hartford Salud, S.A. (Argentina) (3)
                  Property and Casualty Insurance Company of Hartford (Indiana)
                  Hartford International Management Service Company, L.L.C. (Delaware)
                  Twin City Fire Insurance Company (Indiana)
                  HARCO Property Services, Inc. (Connecticut) (2)
                  HRA, Inc. (Connecticut) (2)
                           HRA Brokerage Services, Inc. (Connecticut) (2)
                  Ersatz Corporation (Delaware) (2)
                  Hartford Specialty Company (Delaware) (2)
                           1810 Corporation (Delaware) (2)
                  Specialty Risk Services, Inc. (Delaware) (2)
                  Hartford Casualty Insurance Company (Indiana)
                           Omni Insurance Group, Inc. (Georgia) (1)
                                    Omni Insurance Company (Illinois)
                                            Omni Indemnity Company (Illinois)
                                            Omni General Agency, Inc. (Texas) (2)
                  Trumbull Insurance Company (Connecticut)
                           First State Management Group Insurance Services of Massachusetts, LLC
                                    (Massachusetts) (2) (9)
                           First State Management Group Insurance Services of Texas, LLC (Texas) (2)
                           Hartford Specialty Insurance Services of Texas, LLC (Texas) (2)
                           Hartford of Florida, LLC (Florida) (2)
                           Horizon Management Group, LLC (Delaware) (2)
                                    Horizon Portfolio Management Ltd. (United Kingdom)
                           Hartford Technology Services Company, LLC (Delaware) (2)
                  Hartford Underwriters Insurance Company (Connecticut)
                           Hartford Risk Management, Inc. (Delaware) (90%) (2)
                  Hartford Insurance Company of Canada (Canada)
                  Hartford Insurance Company of Illinois (Illinois)
                  Hartford Insurance Company of the Southeast (Florida)
                  Hartford Insurance Company of the Midwest (Indiana)
                  Terry Associates Inc. (Connecticut) (2)
                  Hartford Technology Service Company (Connecticut) (2)
                  CLA Corporation (Connecticut) (2)
                  Hartford Integrated Technologies, Inc. (Connecticut) (2)
                  Business Management Group, Inc. (Connecticut) (2)
                  First State Management Group, Inc. (Delaware) (2)
                  The Hartford Fidelity & Bonding Company (Connecticut) (2)
                  Dornberger/Berry & Company, Inc. (South Dakota) (2)
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                  Personal Lines Insurance Center, Inc. (Connecticut) (2)
                  Nutmeg Insurance Agency, Inc. (Connecticut) (2)
                  The Confluence Group, Inc. (Connecticut) (2)
                  Hartford Lloyd's Corporation (Texas) (2)
                  Heritage Reinsurance Company, Ltd. (Bermuda) (10)
                           Excess Insurance Company, Limited (United Kingdom)
                           The Hartford International Financial Services Group, LLC (Delaware) (1)
                                    ITT Hartford International, Ltd. (United Kingdom) (3)
                                    The Hartford Insurance Company (Singapore), Ltd. (80%)
         Heritage Holdings, Inc. (Connecticut) (1)
                  First State Insurance Company (Connecticut)
                           New England Insurance Company (Connecticut)
                           New England Reinsurance Corporation (Connecticut)
                  ITT New England Management Company, Inc. (Massachusetts) (2)
                  Heritage (Bermuda), Ltd. (Bermuda)
         The Hartford Club of Simsbury, Inc. (Connecticut - Nonstock)
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OWNERSHIP IS 100% UNLESS OTHERWISE NOTED.

ENDNOTES:

(1)  Holding Company.

(2)  Investment and Investment Service Company.

(3)  Insurance Agency and/or Service Operation Company.

(4) Hartford Fire International (Germany) GMBH is jointly owned by Hartford Fire Insurance Company (95%) and Hartford Fire International, Ltd. (5%).

(5) Four Thirty Seven Land Company Inc. is jointly owned by Hartford Accident and Indemnity Company (62.5%) and Hartford Fire Insurance Company (37.5%).

(6) ISOP Financing Company Limited Partnership's general partner is Hartford Life and Accident Insurance Company, while International Corporate Management Group, Inc. and Hartford Equity Sales Company, Inc. are the limited partners.

(7) Sudamericana Holding S.A. is jointly owned by Hartford Life International, Ltd. (56.7%) and Hartford Life, Ltd. (43.3%).

(8) ITT Hartford Seguros De Vida, S.A. is jointly owned by Galicia Vida Compania De Seguros S.A. (83.33%) and Sudamericana Holding S.A. (16.67%).

(9) First State Management Group Insurance Services of Massachusetts, LLC is jointly owned by Trumbull Insurance Company (99%) and Property & Casualty Insurance Company of Hartford (1%).

(10) Heritage Reinsurance Company, Ltd. is jointly owned by Hartford Fire Insurance Company (99%) and Heritage Holdings, Inc. (1%).